UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
July 31, 2016

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REALPAGE, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-34846	75-2788861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4000 International Parkway
Carrollton, Texas 75007
(Address of principal executive offices, including zip code)

(972) 820-3000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 31, 2016, Daryl Rolley resigned his position as Executive Vice President and Chief Revenue Officer of RealPage, Inc. (the “Company”). Mr. Rolley has entered into a consulting agreement with the Company effective as of August 1, 2016 pursuant to which Mr. Rolley has agreed to provide services to the Company as requested by the Company with respect to his transition, through July 31, 2017. In consideration for his performance of such services, the Company will pay Mr. Rolley a retainer of $20,000 per month during the 12-month term of the consulting agreement. Mr. Rolley also entered into a general release and separation agreement with the Company effective July 31, 2016. The terms of the general release and separation agreement modify Mr. Rolley’s employment agreement with the Company to provide that Mr. Rolley will receive a severance payment of $160,000 and all of his unvested awards granted pursuant to the Company’s 2010 Equity Compensation Plan will terminate as of July 31, 2016.

Item 7.01	Regulation FD Disclosure.

On August 3, 2016, the Company issued a press release announcing that the Company hired Ms. Ashley Glover as Executive Vice President and Chief Revenue Officer effective as of August 15, 2016. A copy of the press release is furnished herewith as Exhibit 99.1.

The information furnished by Current Report on Form 8-K under this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

99.1	RealPage, Inc. press release dated August 3, 2016.

The information furnished in this Current Report under Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities of Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALPAGE, INC.

	By:	/s/ Stephen T. Winn
Stephen T. Winn
Chief Executive Officer and President

Date: August 3, 2016

EXHIBIT INDEX

Exhibit Number	Description

99.1	RealPage, Inc. press release dated August 3, 2016.